Exhibit 10.1

FORM OF STOCKHOLDER VOTING AGREEMENT

THIS STOCKHOLDER VOTING AGREEMENT (this “Agreement”) is entered into as of the 22nd day of August, 2005 between BEA Systems, Inc., a Delaware corporation (“Parent”), and the undersigned Stockholder (“Stockholder”) of Plumtree Software, Inc., a Delaware corporation (“Company”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Merger Agreement (as defined below).

RECITALS

A. Parent, Baja, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Company will enter into an Agreement and Plan of Merger, dated as of August 22, 2005 (the “Merger Agreement”), pursuant to which Merger Sub will be merged with and into Company (the “Merger”).

B. In contemplation of executing the Merger Agreement, the parties agreed that concurrently with the execution of the Merger Agreement, Parent and Stockholder would execute and deliver a Stockholder Voting Agreement containing the terms and conditions set forth herein.

C. Stockholder understands and acknowledges that Parent, Merger Sub, Company and their respective Stockholders, as well as legal counsel to Parent, Merger Sub and Company, are entitled to rely on (x) the truth and accuracy of Stockholder’s representations contained herein and (y) Stockholder’s performance of the obligations set forth herein.

NOW, THEREFORE, in consideration of the promises and the mutual agreements, provisions and covenants set forth in the Merger Agreement and in this Agreement, it is hereby agreed as follows:

1. Share Ownership; Agreement to Retain Shares.

1.1 Transfer and Encumbrance.

(a) Stockholder is the beneficial owner of that number of shares of Company Capital Stock (as such term is defined in the Merger Agreement) and that number of shares of Company Capital Stock issuable upon the exercise in full of the options for shares of Company Capital Stock set forth on the signature page hereto (the “Shares”). These Shares constitute Stockholder’s entire beneficial interest in the outstanding capital stock of Company. No other person or entity not a signatory to this Agreement has a beneficial interest in or a right to acquire such Shares or any portion of such Shares (except for such Stockholder’s spouse and to the extent such Stockholder is a partnership; the partners thereof shall be deemed to have a beneficial interest). As of the date hereof, except as set forth on the signature page hereto, (i) the Shares are free and clear of any liens, claims, options, charges or other encumbrances; (ii) none of the Shares is deposited into a voting trust with voting instructions inconsistent with any of the provisions of Section 2; and (iii) other than the Proxy, as defined below, no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Shares that is inconsistent with any of the provisions of Section 2. Stockholder’s principal residence or place of business is set forth on the signature page hereto.

(b) Stockholder agrees not to transfer (except as may be specifically required by court order or by operation of law), sell, exchange, pledge or otherwise dispose of or encumber the Shares, or deposit any Shares into a voting trust or grant a proxy (except for the Proxy, as defined below) or to make any offer or other agreement relating thereto, at any time prior to the Expiration Date, unless the transferee of such Shares agrees in writing to be bound by the terms hereof. Stockholder agrees and consents to the entry of stop transfer instructions by the Company consistent with the terms of this Section 1 against the transfer of any Shares. As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) the Effective Time of the Merger, or (ii) termination of the Merger Agreement.

1.2 New Shares. Stockholder agrees that any shares of capital stock of Company that Stockholder purchases or with respect to which Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Shares on the date hereof.

2. Voting.

2.1 Agreement to Vote Shares. Prior to the Expiration Date, Stockholder hereby agrees to appear, or cause the holder of record of any Shares on any applicable record date (the “Record Holder”) to appear, in person or by proxy, for the purpose of obtaining a quorum at any annual or special meeting of the stockholders of Company and at any adjournment thereof (a “Meeting”) and on every action or approval by written consent or resolution of the stockholders of Company for the purpose of voting on the Merger Agreement and the transactions contemplated thereby. Prior to the Expiration Date, at every Meeting or on any action or approval taken by written consent, Stockholder shall vote the Shares (solely in Stockholder’s capacity as a stockholder of the Company):

(a) in favor of adoption of the Merger Agreement and approval of the Merger;

(b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement;

(c) against approval or adoption of any transaction involving (i) the sale or transfer of all or substantially all of the capital stock of the Company, whether by merger, consolidation or other business combination, (ii) a sale or transfer of all or substantially all of the assets of the Company or its subsidiaries, (iii) a reorganization, recapitalization or liquidation of the Company or its subsidiaries, or (iv) any amendment to the Company’s governing instruments creating any new class of securities of the Company or otherwise affecting the rights of any class of security as currently in effect; and

(d) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any Takeover Proposal; (ii) any change in a majority of the members of the board of directors of the Company; or (iii) any other action which is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement or this Stockholder Voting Agreement.

2.2 Obligations as Director and/or Officer. If at any time prior to the Expiration Date, Stockholder is a member of the Board of Directors of Company (“Director”) or an

officer of Company (“Officer”) of Company, nothing in this Agreement shall be deemed to limit or restrict the Director or Officer in acting in his capacity as a Director or Officer, as the case may be, of Company and exercising his fiduciary duties and responsibilities, it being agreed and understood that this Agreement shall apply to the Stockholder solely in his capacity as a stockholder of Company and shall not apply to his actions, judgments or decisions as a Director or Officer of Company.

3. Irrevocable Proxy. Contemporaneously with the execution of this Agreement, Stockholder shall execute and deliver to Parent a duly executed proxy in the form attached hereto as Exhibit A (the “Proxy”) with respect to each and every Meeting or action or approval by written consent or resolution of the Stockholders of Company, such Proxy to cover the total number of Shares in respect of which Stockholder is entitled to vote at any such Meeting or in connection with any such written consent which calls for the vote of the Stockholders to adopt or approve the Merger, the Merger Agreement and other actions which could reasonably be expected to facilitate the Merger.

4. Representations, Warranties and Covenants of Stockholder. Stockholder hereby represents, warrants and covenants to Parent as follows:

(a) Stockholder has the legal capacity and absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by such Stockholder and constitute legal, valid and binding obligations of such Stockholder, enforceable against such Stockholder in accordance with their terms, subject to (i) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (ii) rules of law governing specific performance, injunctive relief and other equitable remedies.

(b) The execution and delivery of this Agreement and the Proxy by such Stockholder do not, and the performance of this Agreement and the Proxy by such Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to such Stockholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Shares pursuant to, any contract to which such Stockholder is a party or by which such Stockholder or any of his affiliates or properties is or may be bound or affected.

(c) Until the Expiration Date, Stockholder will (and will use commercially reasonable efforts to cause Company, its affiliates, officers, directors and employees and any investment banker, attorney, accountant or other agent retained by Stockholder or them, to) fully comply with the provisions of Section 4.3 of the Merger Agreement. Stockholder has carefully read this Agreement and Section 4.3 of the Merger Agreement and discussed the requirements of such documents and other applicable limitations upon the Stockholder’s ability to solicit, initiate or intentionally encourage any Takeover Proposal (as defined in the Merger Agreement) to the extent the undersigned felt necessary with the Stockholder’s counsel or counsel for Company.

(d) Stockholder shall not advise or counsel or seek to advise or counsel any Person to vote against the Merger or any of the other transactions contemplated by the Merger Agreement.

5. Miscellaneous.

5.1 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

5.2 Binding Effect and Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by either of the parties without the prior written consent of the other. This Agreement is intended to bind Stockholder as a Stockholder of Company only with respect to the specific matters set forth herein.

5.3 Amendment and Modification. This Agreement may not be modified, amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

5.4 Specific Performance; Injunctive Relief. The parties hereto acknowledge that Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Parent upon any such violation, Parent shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Parent at law or in equity and Stockholder hereby waives any and all defenses which could exist in its favor in connection with such enforcement and waives any requirement for the security or posting of any bond in connection with such enforcement.

5.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with confirmation of receipt) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a) If to Stockholder, at the address set forth below Stockholder’s signature on the signature page hereto with a copy to:

(b) If to Parent:

    BEA Systems, Inc.

    2315 North First Street

    San Jose, California 95131

    Attention: General Counsel

    Facsimile No.: (408) 570-8944

    Telephone No.: (408) 570-8000

    with a copy to:

    Morrison & Foerster LLP

    755 Page Mill Road

    Palo Alto, CA 94304-1018

    Attention: Michael C. Phillips, Esq.

    Facsimile: (650) 494-0792

    Telephone: (650) 813-5620

or to such other address as any party hereto may designate for itself by notice given as herein provided.

5.6 Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Delaware without reference to such state’s principles of conflicts of laws.

5.7 Entire Agreement. This Agreement and the Proxy contain the entire understanding of the parties in respect of the subject matter hereof, and supersede all prior negotiations and understandings between the parties with respect to such subject matter.

5.8 Counterpart; Delivery by Facsimile. This Agreement may be executed in several counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. This Agreement may be delivered by facsimile.

5.9 Effect of Headings. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

5.10 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by the Stockholder in this Agreement shall survive until the Expiration Date, at which time this Agreement shall be of no further force or effect.

5.11. Waiver of Appraisal Rights. Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of the ownership of any outstanding Shares.

5.12. Non-Exclusivity. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Agreement shall limit any of Stockholder’s obligations, or the rights or remedies of Parent, under any agreement between Parent and Stockholder; and nothing in any such agreement shall limit any of Stockholder’s obligations, or any of the rights or remedies of Parent, under this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first above written.

BEA SYSTEMS, INC.	STOCKHOLDER

By:
Name:	(Signature)
Title:

(Print Name)

(Print Address)

(Print Address)

(Print Telephone Number)

(Print Facsimile Number)

(Social Security or Tax I.D. Number)

Number of shares of Company capital stock owned on the date hereof:

Common Stock:

Stock Options:

State of Residence:

[Signature Page to Stockholder Voting Agreement]

EXHIBIT A TO STOCKHOLDER VOTING AGREEMENT

IRREVOCABLE PROXY

TO VOTE STOCK OF

PLUMTREE SOFTWARE, INC.

The undersigned Stockholder of Plumtree Software, Inc., a Delaware corporation (“Company”), hereby irrevocably (to the fullest extent permitted by the laws of the State of Delaware) appoints the members of the Board of Directors of BEA Systems, Inc., a Delaware corporation (“Parent”), and each of them, or any other designee of Parent, as the sole and exclusive attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to vote and exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) until the Expiration Date (as defined below) with respect to all of the shares of capital stock of Company that now are or hereafter may be beneficially owned by the undersigned, and any and all other shares or securities of Company issued or issuable in respect thereof on or after the date hereof (collectively, the “Shares”) in accordance with the terms of this Irrevocable Proxy. The Shares beneficially owned by the undersigned Stockholder of Company as of the date of this Irrevocable Proxy are listed on the final page of this Irrevocable Proxy. Upon the undersigned’s execution of this Irrevocable Proxy, any and all prior proxies given by the undersigned with respect to any Shares are hereby revoked and the undersigned agrees not to grant any subsequent proxies with respect to the Shares until after the Expiration Date.

This Irrevocable Proxy is irrevocable (to the fullest extent provided under Delaware law), is coupled with an interest, including, but not limited to, that certain Stockholder Voting Agreement dated as of even date herewith by and among Parent and the undersigned, and is granted in consideration of Parent entering into that certain Agreement and Plan of Merger dated as of August 22, 2005, (the “Merger Agreement”), among Company, Parent and Baja, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), which agreement provides for the merger of Merger Sub with and into the Company (the “Merger”). As used herein, the term “Expiration Date” shall mean the earlier to occur of (i) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement, or (ii) the date of termination of the Merger Agreement.

The attorneys and proxies named above, and each of them are hereby authorized and empowered by the undersigned, at any time prior to the Expiration Date, to act as the undersigned’s attorney and proxy to vote the Shares, and to exercise all voting and other rights of the undersigned with respect to the Shares (including, without limitation, the power to execute and deliver written consents pursuant to Delaware General Corporation Law), at every annual, special or adjourned meeting of the Stockholders of Company and in every written consent in lieu of such meeting as follows: (a) in favor of adoption of the Merger Agreement and the approval of the Merger; (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; (c) against approval or adoption of any transaction involving (i) the sale or transfer of all or substantially all of the capital stock of the Company, whether by merger, consolidation or other business combination, (ii) a sale or transfer of all or substantially all of the assets of the Company or its subsidiaries, (iii) a reorganization, recapitalization or liquidation of the Company or its subsidiaries, or (iv) any amendment to the Company’s governing instruments creating any new class of securities of the Company or otherwise affecting the rights of any class of security as currently in effect; and (d) against the following actions (other than the Merger and the transactions contemplated by the Merger Agreement): (i) any Takeover Proposal (as defined in the Merger Agreement); (ii) any change in a majority of the members of the board of directors of the Company; or (iii) any other action which is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement or this Proxy.

THE ATTORNEYS AND PROXIES NAMED ABOVE MAY NOT EXERCISE THIS IRREVOCABLE PROXY ON ANY OTHER MATTER EXCEPT AS PROVIDED ABOVE. THE UNDERSIGNED STOCKHOLDER MAY VOTE THE SHARES ON ALL OTHER MATTERS.

All authority herein conferred shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

This Irrevocable Proxy is coupled with an interest as aforesaid and is irrevocable.

Dated: August 22, 2005

(Signature of Stockholder)

(Print Name of Stockholder)

Number of shares beneficially owned by Stockholder subject to the Irrevocable Proxy:

Common Stock:

Stock Options:

[Signature Page to Irrevocable Proxy]